EXECUTION VERSION

FIRST AMENDMENT AND RESTATEMENT AGREEMENT
dated 12 June 2015
to the
USD 500,000,000
MULTICURRENCY REVOLVING CREDIT FACILITY AGREEMENT
originally dated 23 October 2014
for
SHCO 54 S.à.r.l
arranged by
DNB Bank ASA, Nordea Bank Norge ASA and Swedbank AB (publ)
with
DNB Bank ASA
acting as Facility Agent, Security Agent and Bookrunner

www.bahr.no

CONTENTS
Clause	Page

1.	DEFINITIONS	3
2.	CONDITIONS PRECEDENT	4
3.	REPRESENTATIONS	4
4.	AMENDMENT AND RESTATEMENT	4
5.	MISCELLANEOUS	5
6.	GOVERNING LAW	5

SCHEDULE 1 CONDITIONS PRECEDENT
SCHEDULE 2 GUARANTORS
SCHEDULE 3 AMENDED FACILITY AGREEMENT

THIS FIRST AMENDMENT AND RESTATEMENT AGREEMENT is dated 12 June 2015 and made between:

(1)
SHCO 54 S.a r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having a share capital of EUR 12,500 and its registered office at 6, rue Eugène Ruppert, L-2456 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxemburg Trade and Companies Register under number B183422) and acting through its Swiss branch office (the “Swiss Branch”)at c/o Interconsulta Revisions- und Treuhand AG, Poststrasse 9, 6300 Zug, Switzerland (registration number CHE-305.746.539) (each a “Borrower”, together the “Borrowers”);

(2)	THE GUARANTORS listed in Schedule 2 hereto (the “Guarantors”);

(3)
DNB Bank ASA, of Dronning Eufemias gate 30, 0191 Oslo, Norway (registration number 984 851 006) as mandated lead arranger, Nordea Bank Norge ASA of (registration number 911 044 110) and Swedbank AB (publ) of (registration number 502017-7753) (the “Mandated Lead Arrangers”);

(4)	DNB Bank ASA, of Dronning Eufemias gare 30, 0191 Oslo, Norway (registration number 984 851 006) as bookrunner (the “Bookrunner”).

(5)	DNB Bank ASA, Nordea Bank Norge ASA and Swedbank AB (publ) as lenders (the “Lenders”); and

(6)
DNB Bank ASA, of Dronning Eufemias gate 30, 0191 Oslo, Norway (registration number 984 851 006) as agent on behalf of itself and the Finance Parties (as defined in the Facility Agreement) (the “Facility Agent”), collectively referred to as the “Parties”.

WHEREAS:

(A)	Pursuant to the Original Facility Agreement, the Lenders have granted to the Borrower a loan in the amount of up to USD 500,000,000 for the purpose described therein.

(B)
The Parties have entered into this Agreement as a consequence of the Borrower having requested the Lenders to increase the Total Commitments to USD 750,000,000 pursuant to the option set out in clause 2.2 of the Original Facility Agreement and which the Lenders have agreed to.

(C)	The Parties have also agreed to document the amendments to the Original Facility Agreement required in relation to the Borrower’s upcoming investments in Poland and Italy in this Agreement.

NOW THEREFORE, it is hereby agreed as follows:

1.	DEFINITIONS

In this Agreement, including the preamble hereto (unless the context otherwise requires), all capital terms or expressions shall have the meaning ascribed to such term in the Amended Facility Agreement unless otherwise explicitly defined herein.

“Agreement” means this first amendment and restatement agreement.

“Amended Facility Agreement” means the Original Facility Agreement, as amended and restated by this Agreement in the form set out in Schedule 3 (Form of Amended Facility Agreement).

“Effective Date” means the date the Agent has confirmed in writing to the Lenders and the Borrower that the conditions pursuant to Clause 4.1 (Amendment and Restatement) have been satisfied, such date to be within 12 June 2015.

“English Law Security Documents” means the first ranking security over shares deed dated 19 December 2014 between the Borrower, Aktiv Kapital Financial Services AS and the Security Agent, the second ranking security over shares deed dated 26 February 2015 between the Borrower and the Security Agent and any other Security Document governed by English law (each as amended from time to time).

“Original Facility Agreement” means the USD 500,000,000 revolving credit facility agreement dated 23 October 2014 and made between the parties hereto.

2.	CONDITIONS PRECEDENT

The provisions of Clause 4 (Amendment and Restatement) shall be effective only if, not later than 10:00 hours (Oslo time) one (1) Business Day before the Effective Date, the Agent has received all the documents and other evidence listed in Schedule 1 (Conditions Precedent), each in a form and substance satisfactory to the Agent. The Agent shall notify the Borrowers promptly upon being so satisfied.

3.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in Clause 13 (Representations and warranties) of the Amended Facility Agreement to each Finance Party by reference to the facts and circumstances then existing:

(a)	on the date of this Agreement; and

(b)	on the Effective Date.

4.	AMENDMENT AND RESTATEMENT

4.1.	Amendment and restatement

With effect from the Effective Date, the Original Facility Agreement will be amended and restated in the form set out in Schedule 3 (Form of Amended Facility Agreement).

4.2.	Continuing obligations

The provisions of the Amended Facility Agreement and the other Finance Documents and Security Documents shall, save as amended and restated by this Agreement, continue in full force and effect. Reference to the Facility Agreement in the Finance Documents and the Security Documents shall be construed as reference to the Amended Facility Agreement.

4.3.	Confirmation of guarantee and security

The Guarantors, in their capacity as Guarantors under the Original Facility Agreement, confirm their agreement and acceptance to the terms and conditions in this Agreement and in the Amended Facility Agreement, and confirm that their obligations and liabilities in the Security Documents and other Finance Documents to which they are party shall continue in full force and effect for the Amended Facility Agreement, (as amended by this Agreement) and that any security under the Security Documents and any guarantee created or given under any Finance Document (without any amendments necessary to be made to the security documents) will extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents, as amended by this Agreement.

4.4.	Confirmation of English law security

The Borrowers hereby confirm to the Security Agent and the Facility Agent that:
(a)it was in its contemplation at the time the English Law Security Documents were entered into that the security created under the English Law Security Documents would extend to the Amended Facility Agreement;

(b)the security created under the English Law Security Documents shall continue to secure all Secured Obligations; and

(c)the provisions of the English Law Security Documents, including without limitation the definition of Secured Obligations, shall, without restriction, remain in full force and effect.

5.	MISCELLANEOUS

5.1     Incorporation of terms
The provisions of Clauses 1.1, 1.2 and 1.3 of the Amended Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.
5.2     Additional Finance Document
This Agreement shall constitute a “Finance Document” for the purposes of the Amended Facility Agreement.
5.3     Fee
The Borrower shall pay to the Agent (for distribution to the Lenders) a fee as set out in a separate Fee Letter, payable on the date of this Agreement.

6.	GOVERNING LAW

This Agreement shall be governed by Norwegian law.
Clauses 26.2 (Jurisdiction) and 26.3 (Service of process) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full herein.

*    *    *

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SIGNATORIES:

The Borrowers:

SHCO 54 S.à.r.l	SHCO 54 S.à.r.l Luxemburg, Zug Branch
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name: Tom Stian Haugerud	Name: Tom Stian Haugerud
Title: Power of Attorney	Title:

For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Proceedings in Civil and Commercial Matters done at Lugano on 16th September 1988 the undersigned hereby expressly and specifically accepts the jurisdiction of the Norwegian Courts.

By: /s/ Tom Stian Haugerud                                             Name: ____________________
Title: ____________________

The Guarantors

PRA Group Europe AS (formerly Aktiv Kapital AS)	PRA Group Norge AS
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

PRA Group Deutschland GmbH	PRA Group (UK) Ltd
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

PRA Suomi Oy	PRA Group Inkasso Österreich GmbH
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

PRA Group Switzerland Portfolio AG	Aktiv Kapital Portfolio Oy
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

Aktiv Kapital Financial Services AS	PRA Group Sverige AB
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

Aktiv Kapital Portfolio AS	AKTIV KAPITAL PORTFOLIO AS, Oslo, Zweigniederlassung Zug
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

PRA Iberia SLU	PRA Group Österreich Portfolio GmbH
By: /s/ Tom Stian Haugerud	By: /s/ Tom Stian Haugerud
Name:	Name:
Title:	Title:

The Facility Agent:	The Security Agent:

DNB Bank ASA	DNB Bank ASA
By: /s/ Ole A. Kruge	By: /s/ Ole A. Kruge
Name: Ole A. Kruge	Name: Ole A. Kruge
Title: SVP	Title: SVP

The Lenders:

DNB Bank ASA
By: /s/ Ole A. Kruge
Name: Ole A. Kruge
Title: SVP

The Mandated Lead Arrangers	The Bookrunner

DNB Markets	DNB Markets
By: /s/ Ole A. Kruge	By: /s/ Ole A. Kruge
Name: Ole A. Kruge	Name: Ole A. Kruge
Title: SVP	Title: SVP

Nordea Bank Norge ASA
By: /s/ Kristine Weum
Name: Kristine Weum
Title: RM
Title:

Swedbank AB (publ)
By: /s/ Rikard Talling
Name: Rikard Talling
Title: Director